AGREEMENT FOR SALE AND PURCHASE OF ASSETS






                                  BY AND AMONG


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.



                            EMBRACING CONCEPTS, INC.
                                       AND
                                 EDMUND K. MAIER










                                FEBRUARY 6, 1996


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                                TABLE OF CONTENTS

SECTION 1.
         THE CLOSING.....................................................................................................5
         1.1  General Provisions.........................................................................................5

SECTION 2.
          PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES...............................................................5
         2.1  The Assets.................................................................................................5
         2.2  Excluded Assets............................................................................................6
         2.3  Assumption of Liabilities..................................................................................6

SECTION 3.  PURCHASE PRICE...............................................................................................6
         3.1  Purchase Price.............................................................................................6
         3.2  Establishment of Purchase Price and Adjustments thereto...............................................6

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF MAIER AND ECI..............................................................7
         4.1  Incorporation, Powers and Qualification....................................................................7
         4.2  Capitalization.............................................................................................7
         4.3  Partnerships, Etc..........................................................................................7
         4.4  Subsidiaries...............................................................................................7
         4.5  Corporate Documents........................................................................................7
         4.6  Pending Litigation.........................................................................................7
         4.7  Ownership of Stock.........................................................................................7
         4.8  Officers, Directors and Employees..........................................................................8
         4.9  Business of ECI............................................................................................8
         4.10 Financial Statements.......................................................................................8
         4.11 Absence of Undisclosed Liabilities.........................................................................8
         4.12 Absence of Certain Changes.................................................................................8
         4.13 Tax Returns................................................................................................8
         4.14 Authorization and Execution of Documents...................................................................9
         4.15 Contracts..................................................................................................9
         4.16 Employment Contracts and Union Obligations.................................................................9
         4.17 Insurance Policies.........................................................................................9
         4.18 Benefit Plans..............................................................................................9
         4.19 Liens, Mortgages, Charges and Encumbrances.................................................................9
         4.20 Notes Payable..............................................................................................9
         4.21 Notes Receivable...........................................................................................9
         4.22 Leases.....................................................................................................9
         4.23 Properties.................................................................................................9
         4.24 Disclosure.................................................................................................9
         4.25 Patent and Trademark Infringement.........................................................................10
         4.26 Trademarks and Copyrights.................................................................................10
         4.27 Compliance With Applicable Laws, Regulations and Obligations..............................................10
         4.28 Environmental Matters.....................................................................................10
         4.29 Reliance..................................................................................................10

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SPAN.......................................................................10
         5.1  Incorporation, Powers and Qualification...................................................................10
         5.2  Authorization and Execution of Documents..................................................................10

                                        2

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         5.3  Disclosure................................................................................................11
         5.4  General...................................................................................................11
         5.5  Compliance With Applicable Laws, Regulations and Obligations..............................................11
         5.6  Reliance..................................................................................................11

SECTION 6.  INDEMNIFICATION ............................................................................................11
         6.1  Survival of Representations, Warranties and Agreements....................................................11
         6.2  Indemnification...........................................................................................11
         6.3  Limitations on Indemnification............................................................................12
         6.4  Right of Setoff...........................................................................................12

SECTION 7.  ADDITIONAL COVENANTS  OF THE PARTIES........................................................................12
         7.1  Access....................................................................................................12
         7.2  Confidentiality...........................................................................................12
         7.3  Expenses..................................................................................................13
         7.4  Risk of Loss..............................................................................................13
         7.5  Brokers...................................................................................................13
         7.6 Employment Agreement.......................................................................................13

SECTION 8. CONDUCT OF BUSINESS PENDING CLOSING..........................................................................13
         8.1  Conduct of ECI Pending Closing............................................................................13

SECTION 9. CONDITIONS PRECEDENT TO CLOSING BY SPAN......................................................................14
         9.1  Representations and Warranties True at Closing............................................................14
         9.2  Performance...............................................................................................14
         9.3  Delivery of Documents.....................................................................................15
         9.4  Conduct of Business.......................................................................................15
         9.5  Consents and Approvals....................................................................................15
         9.6  Certificate...............................................................................................15
         9.7  Opinion of Counsel........................................................................................15
         9.8  Due Diligence.............................................................................................16
         9.9  Approval of Span's Board of Directors.....................................................................16
         9.10 Compliance with New York Sales Tax and Bulk Transfer Laws.................................................16

SECTION 10. CONDITIONS PRECEDENT TO CLOSING BY MAIER AND ECI............................................................16
         10.1  Representations and Warranties True at Closing...........................................................16
         10.2  Performance..............................................................................................16
         10.3  Delivery of Documents....................................................................................16
         10.4  Conduct of Business......................................................................................17
         10.5  Certificate..............................................................................................17
         10.6  Opinion of Counsel.......................................................................................17


         SECTION 11. MISCELLANEOUS......................................................................................17
         11.1  Amendment................................................................................................17
         11.2  Parties in Interest......................................................................................18
         11.3  Governing Law............................................................................................18
         11.4  Notices..................................................................................................18
         11.5  Headings.................................................................................................18
         11.6  Severability.............................................................................................18

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         11.7  Counterparts.............................................................................................19



                                    SCHEDULES

Schedule 2.1(1)            Customer Rights, etc.
Schedule 2.1(2)            Sales Agents Rights, etc.
Schedule 2.1(3)            Computers,  Furniture, Fixtures, Office Equipment and
                           Other   Tangible   Personal   Property   (Other  than
                           Inventory)
Schedule 2.1(4)            Inventory
Schedule 2.1(5) Trademarks, Tradenames, Corporate Names, Patents, Licenses and Other Intangible Property
Schedule 2.2               Excluded Assets
Schedule 2.3               Assumption of Liabilities
Schedule 3.2               Estimated Value of Assets
Schedule 4.1 States in which ECI is Required to be Qualified as a Foreign Corporation
Schedule 4.2               Capitalization - Exceptions
Schedule 4.6               Pending Litigation/Disputes
Schedule 4.7               Ownership of Stock Exceptions
Schedule 4.8               Officers, Directors and Employees
Schedule 4.11              Otherwise Undisclosed Liabilities
Schedule 4.12              Certain Changes
Schedule 4.15 Contracts, Commitments, Agreements and Obligations, etc.
Schedule 4.16              Employment Contracts
Schedule 4.17              Insurance Policies
Schedule 4.18              Employee Benefit Plans
Schedule 4.19              Liens, Mortgages, Charges and Encumbrances
Schedule 4.20              Notes Payable
Schedule 4.21              Notes Receivable
Schedule 4.22              Leases
Schedule 4.23              Real Property
Schedule 7.6(1)            Employment Agreement with Edmund K. Maier
Schedule 7.6(2)            Employment Agreement with Laurie Rappl
Schedule 7.6(3)            Employment Agreement with Joseph A. Benedict



                                    EXHIBITS

Exhibit A.....             Financial Statements of ECI


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         THIS AGREEMENT FOR SALE AND PURCHASE OF ASSETS (this Agreement for Sale and Purchase of Assets, together with the exhibits and schedules attached hereto being hereinafter referred to as "Agreement"), made and entered into this 6th day of February, 1996, by and between Span-America Medical Systems, Inc., a corporation organized and existing under the laws of the State of South Carolina, with its principal place of business in Greenville, South Carolina ("Span"), and Embracing Concepts, Inc., a corporation organized and existing under the laws of the State of New York, with its principal place of business in Rochester, New York ("ECI") and, only to the extent expressly provided hereinafter, Edmund K. Maier, an individual ("Maier"), who is President and CEO of ECI.

                              W-I-T-N-E-S-S-E-T-H:

         WHEREAS, the boards of directors of Span and ECI deem it in the best interests of their respective corporations and stockholders for Span to purchase certain assets of ECI upon the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the respective representations, warranties and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1.
THE CLOSING

         1.1 General Provisions. Subject to the terms and conditions hereof, at the closing of the transactions contemplated herein (the "Closing"), ECI shall sell and Span shall purchase substantially all of the assets of ECI included herein. The Closing shall be held on or about February 12, 1996 ("Closing Date") in the offices of Wyche, Burgess, Freeman & Parham, P. A. or at such other time and/or place as the parties hereto may mutually agree; provided, however, that in the event that the Closing has not occurred by March 31, 1996, either party hereto shall have the right to terminate this Agreement, except that if such failure to close is the result of the breach or nonperformance of a representation, warranty or covenant hereunder, only the aggrieved party shall have the right to terminate this Agreement. It is the intention of Span to close at the earliest practicable date and it shall use its best efforts to close on or before February 28, 1996.

                                   SECTION 2.
 PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

         2.1 The Assets. The Assets to be purchased shall include all of the following assets of ECI:

         (1) All customer contracts, rights, lists, records, billing and all other information relating to customers, including the items set forth on Schedule 2.1(1).
         (2) All sales agents rights, lists, records, payment and other information relating to sales agents, including the items set forth on Schedule 2.1(2);
         (3) All computers, furniture, fixtures, office equipment and other tangible personal property (other than inventory), including the items set forth on Schedule 2.1(3);
         (4)      All  inventory,  including  the items  set  forth on  Schedule
                  2.1(4);
         (5) All trademarks, tradenames, corporate names, patents (issued, pending and applied for), licenses, goodwill, and any other intangible assets, including leases and contracts, not herein excluded, including the items set forth on Schedule 2.1(5). Span will grant to ECI a nonexclusive license under the tradenames "Embracing Concepts" and "ECI" and the ECI company logo for a period not to exceed one year, enabling ECI to conduct an orderly phasing

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                  out of its related business matters;
         (6) All other assets of any type or nature used in ECI's operations, except for those assets specifically excluded pursuant to Section 2.2.

         2.2 Excluded Assets. The following assets of ECI, owned as of the Closing Date, are excluded from this sale and shall remain the property of ECI:
         (1)      Cash on hand, cash in accounts and certificates of deposit;
         (2) Accounts receivable, whether paid, billed, or unbilled and due for services rendered on or prior to the Closing Date, including trade accounts, stockholder accounts, officer accounts, affiliate and employees' accounts receivable. Span shall cooperate with ECI as reasonably requested with respect to credit extended to customers from which accounts receivable to ECI remain unpaid subsequent to Closing;
         (3) Notes receivable from stockholders, officers, employees, and others;
         (4)      Any real property.
         (5)      Any other assets, as set forth on Schedule 2.2.

         2.3 Assumption of Liabilities. Span is not assuming or agreeing to pay or purchase any liabilities or obligations of ECI of any nature whatsoever, except as follows:
         (1) Liabilities or obligations of the Business incurred by Span in the ordinary course of business following the Closing Date (assuming the Closing of this transaction); and
         (2)      Any  liabilities  or  obligations of the Business set forth on
                  Schedule 2.3.


                            SECTION 3. PURCHASE PRICE

         3.1 Purchase Price. The total purchase price (the "Purchase Price") for the Assets shall be $580,000 in cash, payable on the Closing Date, plus a royalty on the sale by Span of ECI products as hereinafter defined consisting of the greater of $20,000 per year or 5% of the net sales of ECI products for a period of five (5) years following the Closing Date.
         (1) The purchase price of $580,000 will be paid by cashier's check or the wire transfer to a bank account designated by ECI.
         (2) Royalty payments will be made as soon as practicable, but no longer than 30 days, following the end of each calendar quarter following the Closing Date.

         3.2 Establishment of Purchase Price and Adjustments thereto. Effective as of the Closing Date, Span's independent certified accountants will verify at Span's expense the book value of the assets being acquired by Span and such value will be binding upon the parties hereto.
         (1) In the event that the book value of the assets described in paragraph 2.1(3) and (4)to be acquired by Span is at least 10% less at Closing then the estimated value shown on Schedule 3.2, Span shall have the right to reduce the $580,000 purchase price on a dollar for dollar basis to reflect any lesser book value of the assets as so determined or if the knowledge and expertise of certain employees of ECI shall not be available to Span after Closing, the purchase price shall be adjusted appropriately downward.
         (2) The purchase price will not be adjusted upward in the event that the assets have a greater book value than that shown on
                  Schedule 3.2.
         (3) The assets will be valued in accordance with generally accepted accounting principles.
         (4) Net Sales are defined as gross sales of ECI products less returns, allowances and sales discounts actually creditable and taken against ECI products. ECI products are defined as all inventory purchased hereunder and all products made by or for Span which are based in any material way on any of ECI's current products, including such products as they may be improved or modified

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                  regardless of the degree of improvement or  modification,  but shall not apply to any new and different products designed and developed by Span subsequent to the Closing. Span agrees to keep for at least two years full and accurate books of account and records of its transactions for which royalties are payable under this Agreement. ECI may on reasonable notice to Span examine such books of account and records through ECI's independent certified public accountants, but only for the
                  purpose  of  determining   Span's   compliance  or  extent  of
                  noncompliance   with  its  royalty   obligations   under  this
                  Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF MAIER AND ECI

         ECI and Maier jointly and severally warrant and represent to Span as follows:

         4.1 Incorporation, Powers and Qualification. ECI is a corporation duly organized, existing and in good standing under the laws of the State of New York and is entitled to own its properties and assets and has all requisite corporate power and authority to carry on its business as now conducted by it. ECI is not licensed or qualified as a foreign corporation under the laws of any state and neither the character nor location of its properties nor the nature of its business makes licensing or qualification in any foreign jurisdiction necessary to the best of its or his knowledge. Any exceptions to the foregoing are disclosed on Schedule 4.1.

         4.2 Capitalization. The entire authorized capital stock of ECI is 200 shares of common stock, no par value, (the "ECI Common Stock") of which 100 shares are validly issued, fully paid, nonassessable and outstanding. There are no other authorized or outstanding equity or debt securities of ECI of any class, kind or character. There are no outstanding (1) subscriptions, options, warrants, calls, commitments or agreements with respect to or privileges or rights to purchase any capital stock of ECI, or (2) obligations or securities issued by ECI which are convertible into shares of capital stock of ECI. Any exceptions to the foregoing are disclosed on Schedule 4.2 attached hereto. Attached hereto as Schedule 4.2 is a list showing the full name and address of each shareholder of ECI and the number of shares owned by him or her.

         4.3 Partnerships, Etc. ECI is not a partner or a joint venturer with any other person, corporation or legal entity.

         4.4  Subsidiaries.  ECI has no subsidiaries.

         4.5 Corporate Documents. A copy of ECI's Certificate of Incorporation and all Amendments thereto, certified by the Secretary of State of New York, and a copy of ECI's Bylaws, as amended to date, certified by ECI's secretary, are attached hereto as Schedule 4.5.

         4.6 Pending Litigation. There are no proceedings or actions of any type pending that would limit or impair the power or authority of ECI or Maier to enter into this Agreement. There is no pending action, proceeding or material claim of any type, or to the knowledge of Maier, threatened against ECI, its properties or business. Furthermore, Maier does not know or have reasonable grounds to know of any basis for such action, or of any governmental investigation or proceeding relative to ECI, its properties or business. ECI is not in default with respect to any order, writ, injunction or decree of any court, or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. Any exceptions to the foregoing are disclosed on Schedule 4.6 attached hereto.

         4.7 Ownership of Stock. All shares of the ECI Common Stock owned by its stockholders are owned free and clear of any liens or encumbrances. Any exceptions to the foregoing are disclosed on Schedule 4.7 attached hereto.


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         4.8 Officers,  Directors and Employees.  Schedule 4.8 sets forth a true and complete list of the following:

         (1)      The name of all ECI's directors and officers;
         (2) The number of persons employed by ECI and the names, positions and compensation of any such person in the employ of ECI during the most recent twelve month period.

         4.9 Business of ECI. ECI is only engaged in the business of selling the products and services described on Schedule 4.9.

         4.10 Financial Statements. Set forth on Exhibit A attached hereto are an unaudited balance sheet and statement of income and retained earnings for ECI as of and for the years ended December 31, 1994-1995, as prepared by ECI. Each of the financial statements set forth on Exhibit A has been prepared in accordance with generally accepted accounting principles, and the balance sheets present fairly the financial condition of ECI as of the respective dates thereof and the statements of income and retained earnings present fairly the results of operations of ECI for the periods set forth therein.

          4.11 Absence of Undisclosed Liabilities. Except to the extent (i) set forth in Exhibit A, (ii) disclosed on Schedule 4.11, or (iii) disclosed otherwise in this Agreement, ECI has no material liabilities of any nature (including unpaid federal, state or local taxes), whether accrued, absolute, known, contingent or otherwise that would affect the assets covered under this Agreement.

         4.12 Absence of Certain Changes. Since December 31, 1995 and except as disclosed on Schedule 4.12 or elsewhere in this Agreement, there has not been any material change in the condition (financial or otherwise), of properties, assets, liabilities or business prospects of ECI, which has been materially adverse to the business or has occurred outside of the ordinary course of business, including but not limited to, the following:

         (1) Any engagement on the part of ECI in any unusual transactions affecting its business or properties.
         (2) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, assets, business or prospects of ECI.
         (3) Any change in the accounting methods, practices or principles followed by ECI, or any change in depreciation or amortization policies or rates theretofore adopted.
         (4) Any debts, obligations or liabilities incurred by ECI, except current liabilities incurred and obligations under agreements entered into in the ordinary course of business and except as to matters set out in other portions of this Agreement.
         (5) Any sale, lease, abandonment or other disposition by ECI of any real property, or, other than in the ordinary course of business, of any equipment, furniture, fixtures or other properties.
         (6) Any labor troubles, strikes or any other occurrence or condition relating to employees which materially or adversely affects or reasonably may materially or adversely affect the assets, properties, business or prospects of ECI.
         (7) Any increase in the compensation payable or to become payable by ECI to any of its officers, employees or agents, or any bonus payment, profit-sharing, pension or other employee benefit or arrangement made to or with any of them.

         4.13 Tax Returns. ECI has filed, in correct form, all tax returns and estimates (federal, state and local) required to be filed by it and has paid all taxes shown to be due and payable on the returns or on any assessment received by ECI as well as all other taxes (federal, state and local) due and payable by it on or before the date hereof, other than state and local realty taxes which are payable but which are not yet due. The Internal Revenue Service has not conducted an examination of any income tax returns of ECI.

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



         4.14 Authorization and Execution of Documents. This Agreement has been duly authorized, executed and delivered by ECI and constitutes a valid and legally binding obligation of ECI and Maier enforceable against each of ECI and Maier in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby (1) will not result in any breach of the terms and conditions of or constitute a default under the Articles of Incorporation or Bylaws of ECI or any instrument or obligation to which either ECI or Maier is now a party or by which ECI or any of its properties or assets may be bound and (2) will not violate any existing order, writ, injunction or decree of any court, administrative agency or governmental body, or any contract, agreement, indenture or instrument to which ECI or Maier are parties or by which either of them is bound.

         4.15 Contracts. Each material oral or written contract, commitment, agreement or obligation to which ECI is a party and which is not otherwise disclosed herein is identified on Schedule 4.15. ECI has complied with all material provisions of such instruments and all other contracts and commitments to which it is a party and is not in default under any of them. For purposes of this Section 4.15, a material oral or written contract, commitment, agreement or obligation of ECI is defined as one that is of an aggregate amount of at least $1,000.

         4.16 Employment Contracts and Union Obligations. ECI has no employment contract or employee benefit arrangement of any type and no obligation to bargain with or recognize any labor union. Any exceptions to the foregoing are disclosed on Schedule 4.16 or 4.18.

         4.17 Insurance Policies. All insurance policies or contracts carried by ECI are described in detail on Schedule 4.17.

         4.18 Benefit Plans. All bonus, pension, profit sharing, retirement, stock purchase, stock option, hospitalization, insurance, and other executive or employee compensation or benefit plans to which ECI is a party are described in detail on Schedule 4.18.

         4.19 Liens, Mortgages, Charges and Encumbrances. All Assets, when transferred, will be free and clear of all liens, encumbrances, security interests, leases and claims of others, except as set forth on Schedule 4.19. ECI's transfer of the Assets hereunder will not give rise to a lien on the Assets or a cause of action by any party against Span (including, without limitation, any lien or cause of action under any bulk sales statute), except sales tax arising solely out of the transfer of assets to Span.

         4.20 Notes Payable. A list of all notes payable of ECI as of December 31, 1995 is shown on Schedule 4.20.

         4.21 Notes Receivable. A list of all notes receivable of ECI as of December 31, 1995 is shown on Schedule 4.21.


         4.22 Leases. All leases wherein ECI is either Lessor or Lessee or otherwise has an interest or obligation are described on Schedule 4.22.

         4.23  Properties.  All  real  property  owned  by ECI is  described  on
Schedule 4.23.

         4.24 Disclosure. No representation or warranty by ECI or Maier in this Agreement, or any statement or certificate furnished to or to be furnished to Span pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain at Closing any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


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



         4.25 Patent and Trademark Infringement. In the conduct of ECI's business during the preceding three years and as now operated, ECI has not knowingly infringed any United States or foreign patents or trademarks of others. ECI owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, and copyrights that are utilized in the conduct of its business and has not received any notice of conflict with asserted rights of others that remain in effect.

         4.26 Trademarks and Copyrights. The trademarks, trademark rights, trade names, trade name rights, and copyrights listed and identified in Schedule 2.1(5) attached hereto are owned by ECI, and no rights have been granted to others with respect thereto except as set forth in said Schedule 2.1(5).

         4.27 Compliance With Applicable Laws, Regulations and Obligations. ECI has complied in all material respects with all laws, regulations and orders applicable to it or its business known to it. Except for routine business licenses and regulatory permits and/or certificates required by local or state jurisdictions or sales tax permits, ECI does not need any special governmental permits or licenses in connection with the transaction of its business as presently conducted. No notice or warning from any governmental authority with respect to any failure or alleged failure of ECI to comply with any law, regulation or order has been issued or given and is currently in effect, nor is any such notice or warning proposed or threatened so far as is known to ECI or Maier. The business of ECI is not currently being conducted pursuant to an exemption to or exception from any law, governmental regulation, or permit or license. ECI is not in default regarding any obligation to any entity to the extent that it will be materially affected adversely under any license, permit, order, authorization, grant, contract, agreement, lease or other document, order or regulations to which it is a party or by which it is bound.

         4.28 Environmental Matters. ECI is in compliance with all local, state and federal environmental statutes, laws, rules, regulations and permits, including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. ("CERCLA"). ECI has not, nor to ECI's knowledge have other parties, used, stored, disposed of or permitted any "hazardous substance" (as defined in CERCLA), petroleum hydrocarbon, polychlorinated biphenyl, asbestos or radioactive material (collectively, "Hazardous Substances") to remain at, on, in or under any of the property set forth on Schedule 4.23 or any of the property covered by any of the real property leases set forth on Schedule 4.22. ECI has not installed, used, or disposed of any asbestos or asbestos-containing material on, in or under any of the property listed in Schedule 4.23 or any of the property covered by any of the real property leases set forth on Schedule 4.22.

         4.29 Reliance. The foregoing representations and warranties are made by Maier and ECI with the knowledge and expectation of Span's reliance thereon and are the only representations and warranties made by them. Span represents that as of the closing it will have inspected the Assets and accepts the Assets in "as is" condition.


                SECTION 5. REPRESENTATIONS AND WARRANTIES OF SPAN

         Span warrants and represents to ECI and Maier as follows:

         5.1 Incorporation, Powers and Qualification. Span is a corporation duly organized, existing and in good standing under the laws of the State of South Carolina and is entitled to own its properties and assets and has all requisite corporate power and authority to carry on its business as now conducted by it.

         5.2 Authorization and Execution of Documents. This Agreement has been duly authorized, executed and delivered by Span and constitutes a valid and legally binding obligation of Span enforceable against Span in accordance with its terms. The execution and delivery of this Agreement and the consummation of the

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



transaction contemplated hereby (1) will not result in any breach of the terms and conditions of or constitute a default under the Articles of Incorporation or Bylaws of Span, or any instrument or obligation to which Span is now a party or by which Span or any of its properties or assets may be bound and (2) will not violate any existing order, writ, injunction or decree of any court, administrative agency or governmental body, or any contract, agreement, indenture or instrument to which Span is a party or by which it is bound.

         5.3 Disclosure. No representation or warranty by Span in this Agreement, nor any statement or certificate furnished to or to be furnished to ECI pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain at Closing any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

         5.4 General. Between the date of execution hereof and Closing, Span shall not take any action which would adversely affect ECI, it business or products. Span represents and warrants that it is not involved in any litigation or other dispute which will materially affect the Closing of this transaction or the future business prospects of the ECI products being acquired by Span.

         5.5 Compliance With Applicable Laws, Regulations and Obligations. Span has complied in all material respects with all laws, regulations and orders applicable to it or its business known to it. Except for routine business licenses and regulatory permits and/or certificates required by local or state jurisdictions or sales tax permits, Span does not need any special governmental permits or licenses in connection with the transaction of its business as presently conducted. No notice or warning from any governmental authority with respect to any failure or alleged failure of Span to comply with any law, regulation or order has been issued or given and is currently in effect, nor is any such notice or warning proposed or threatened so far as is known to Span. The business of Span is not currently being conducted pursuant to an exemption to or exception from any law, governmental regulation, or permit or license. Span is not in default regarding any obligation to any entity to the extent that it will be materially affected adversely under any license, permit, order, authorization, grant, contract, agreement, lease or other document, order or regulations to which it is a party or by which it is bound.

         5.6 Reliance. The foregoing representations and warranties are made by Span with the knowledge and expectation of Maier's and ECI's reliance thereon and are the only representations and warranties made by Span.


                           SECTION 6. INDEMNIFICATION

         6.1 Survival of Representations, Warranties and Agreements. Subject to the limitations set forth in Section 6.3 of this Agreement and notwithstanding any investigation conducted at any time with regards thereto by or on behalf of any party to this Agreement, all representations, warranties, covenants and agreements of the parties in this Agreement shall survive the execution, delivery and performance of this Agreement. As used in this Section, any reference to a representation, warranty or covenant contained in any Section of this Agreement shall include the Schedule relating to such Section.

         6.2 Indemnification. Subject to the limitations set forth in Section 6.3, each party (ECI and Maier on the one hand and Span on the other hand) jointly and severally covenant and agree to indemnify and hold harmless the other party from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by the other party, directly or indirectly, as a result of or arising from any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Indemnitors in this Agreement (collectively, "Indemnifiable Claims"); provided the indemnifying party is notified of the indemnified claim and tendered the defense with counsel of its own choosing and no settlement shall be entered into without the agreement of the indemnifying party. For purposes of this Section, all Damages shall be computed net of any taxes payable and insurance coverage with respect thereto which reduces the Damages that would otherwise be sustained; provided, however, that, in all cases, the timing of the receipt or realization of insurance proceeds shall be taken into account in determining the amount of reduction of Damages. A party shall be deemed to have suffered Damages arising out of or resulting from the matters referred to in this Section if the same shall be suffered by any parent, subsidiary or affiliate of that party after the Closing. The obligation of indemnification hereunder shall terminate three years from the date of Closing; provided, however, any claim asserted prior to such date shall be subject to the provisions of this paragraph.

         6.3 Limitations on Indemnification. Span shall not be entitled to indemnification hereunder with respect to an Indemnifiable Claim arising out of a breach of a representation, warranty, covenant or agreement (or, if more than one such Indemnifiable Claims) as to Maier unless such breach shall arise from a knowing or deliberate material misrepresentation or material omission on the part of Maier with respect to such breach.

         6.4 Right of Setoff. In addition to its other rights under this Agreement, each party shall have the right to setoff the amount of each and every Indemnifiable Claim not otherwise paid in accordance herewith against any amounts owing to the other party or its stockholders, successors or assigns after the Closing.



                 SECTION 7. ADDITIONAL COVENANTS OF THE PARTIES

         7.1 Access. ECI shall allow Span and its counsel, accountants, and other representatives, free and full access, during normal business hours throughout the period prior to the Closing, to all its properties, books, contracts, commitments and records, and shall furnish Span during such period with all such information concerning its affairs as Span reasonably may request, including, but not limited to, any accountants' work sheets.

         7.2 Confidentiality. Each party will and will cause its employees and agents (including, without limitation, attorneys and accountants) to hold in strict confidence, unless disclosure is compelled by judicial or administrative process, or in the opinion of its counsel, by other requirements of law, all Confidential Information (as defined below) and will not disclose the same to any person. Confidential Information shall be used only for the purpose of and in connection with consummating the transaction contemplated herein. If this Agreement is terminated, each party hereto will promptly return all documents of whatever type, kind or nature, including but not limited to, photocopies, notes, memoranda, computer discs, calculations, work sheets, abstracts, synopses, tapes, recordings, etc., whether in the possession of Span, its agents or employees, or ECI, its agents or employees, received by it from each other party containing Confidential Information. The covenants in this Section 7.2 shall survive the Closing Date forever. The term "Confidential Information" shall mean all information of any kind concerning a party hereto that is furnished by such party or on its behalf pursuant to Section 7.1 hereof, except information (i) ascertainable or obtained from public or published information, (ii) received from a third party not known to the recipient of Confidential Information to be under an obligation to keep such information confidential, (iii) which is or becomes known to the public (other than through a breach of this Agreement),
(iv) of which the recipient was in possession prior to disclosure thereof in connection with the transactions contemplated herein, or (v) was independently developed by the recipient without the benefit of Confidential Information.

         7.3 Expenses. Span agrees to pay ECI's reasonable legal and accounting fees related to this transaction, provided that such payment by Span shall not exceed $10,000 in the aggregate and the transaction is successfully closed pursuant to the terms hereof. Span will also pay sales tax arising directly from transfer of the Assets. In the event the failure to close this transaction is caused solely by Span, such fees shall be nevertheless paid by Span. Span shall be responsible for all incidental costs related to Closing and the transfer of assets hereunder.

         7.4 Risk of Loss. The risk of any material loss or material damage to the property of ECI from fire or other casualty or cause shall be borne by ECI at all times prior to the Closing Date. In the event of any such major loss or major damage prior to Closing which makes it impractical to continue operations in the present location, Span may, at its option, terminate this Agreement. In the event Span elects not to terminate this Agreement for any reason, the proceeds of any claim for any loss payable under any insurance policies with respect thereto shall go to Span.

         7.5 Brokers. Span, ECI and Maier covenant and warrant that no broker or finder has acted for them or any of them in connection with this Agreement or the transaction contemplated hereby. Span, ECI and Maier, agree to indemnify and hold the other harmless from any such brokerage fee and against any other claim for brokerage commission, finders fee or any similar commission, fee or charge relative to this Agreement or the transaction contemplated hereby and any and all expenses of any character (including reasonable attorneys fees) incurred in connection with the investigation or defense of any such claim.

         7.6 Employment Agreement. Span shall enter into mutually acceptable employment agreements with Edmund K. Maier, Laurie Rappl and Joseph A. Benedict for periods of three (3) years, two (2) years and two (2) years, respectively. Such employment agreements will be substantially in the form attached hereto as
Schedule 7.6(1), 7.6(2) and 7.6(3)

         7.7 HNE Healthcare Licensing Agreement. Span and ECI will enter into a mutually acceptable agreement whereby ECI will assign future royalty receipts from its licensing agreement with HNE Healthcare to Span at Closing, such assignment to have been consented to by HNE Healthcare in writing prior to Closing if required under the licensing agreement which is attached hereto as
Schedule 7.7. Span agrees that initial licensing fees owed to ECI by HNE Healthcare will be retained by ECI or its successors, initially in the amount of $150,000, of which $ 100,000 has already been received by ECI.

         7.8 Raw Materials. Span acknowledges that ECI may make purchases of certain raw materials prior to Closing to fulfill existing outstanding purchase orders and Span agrees to reimburse ECI for such purchases provided that the unit price of the materials are competitive with general marketing prices and that the total amount of such reimbursement through Closing shall not exceed $7,000.

                 SECTION 8. CONDUCT OF BUSINESS PENDING CLOSING

         8.1 Conduct of ECI Pending Closing. During the period commencing on the date hereof and continuing until the Closing Date, ECI and Maier covenant and agree to the following (except to the extent that Span shall otherwise expressly consent in writing, which consent shall not be unreasonably delayed or withheld); provided, however, that any breach of or inaccuracy in any of the covenants given in this Section 8.1 must be material in the aggregate with respect to the business of ECI before such breach shall be actionable or shall constitute grounds for termination or failure to perform under this Agreement.

         (1) ECI will carry on its business only in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts to preserve intact its business organizations, maintain the services of its present officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it so that its goodwill and going business shall be unimpaired at the Closing Date.
         (2) ECI will not amend its Articles of Incorporation or Bylaws as in effect on the date hereof.
         (3) ECI will not issue, grant, pledge or sell, or authorize the issuance of, reclassify or redeem, purchase or otherwise acquire, any shares of its capital stock of any class or any securities convertible into shares of any class, or any rights, warrants or options (including employee stock options) to acquire any such shares; nor will it enter into any arrangement or contract with respect to the issuance of any such shares or other convertible securities; nor will it declare, set aside or pay any dividends (of any type) or make any other change in its capital structure; nor will Maier convey any interest in ECI Common Stock except pursuant to the laws of descent and distribution, except as herein otherwise disclosed.

         (4) ECI will promptly advise Span orally and in writing of any change in the business of ECI which is or may reasonably be expected to be materially adverse to the business of ECI.
         (5) ECI will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of ECI, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of ECI contained herein to be or become untrue in any material respect.
         (6) ECI will not incur any indebtedness for borrowed money, issue or sell any debt securities, or assume or otherwise become liable, whether directly, contingently or otherwise, for the obligation of any other party, other than in the ordinary course of business.
         (7)      After the execution of this Agreement and except for paragraph
                  7.8 above, ECI will not incur any expense outside the ordinary course of business or any single capital expenditure in excess of $1,000 without the prior written consent of Span.
         (8) ECI will not grant any employees or officers any increase in compensation or in severance or termination pay, or enter into any employment agreement with any employee or officer without the consent of Span.
         (9) Prior to the Closing or the termination of this Agreement, ECI will not acquire or agree to be acquired, merge or consolidate with any other company, or purchase substantially all of the assets of any other business, corporation, partnership, association or other business organiza tion, entity or division thereof.




               SECTION 9. CONDITIONS PRECEDENT TO CLOSING BY SPAN

         Unless waived by Span, the obligations of Span under the Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

         9.1 Representations and Warranties True at Closing. The several warranties and representations of ECI and Maier contained herein shall be construed to be continuous and continuing from the date of this Agreement to the Closing Date, and shall be true at the time of Closing as though such representations and warranties were made at and as of such time, and shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any of such parties.

         9.2 Performance. ECI and Maier shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by either or both prior to or at Closing.

         9.3 Delivery of Documents. ECI and/or Maier shall have delivered to Span all documents and other information required to be provided to Span on or before Closing as set forth herein. The following additional documents shall be delivered to Span on or before Closing:

         (1) A Certificate of Good Standing from the State of New York with respect to ECI;
         (2)      The Employment Agreements;
         (3) A certificate signed by ECI and Maier stating that all the warranties and representations made by them herein remain true and correct on the Closing Date and that all covenants and agreements required herein to have been performed by them by Closing have been performed;
         (4) Certified copies of actions of the stockholders and the directors of ECI approving this Agreement and all documents to be executed and delivered in accordance herewith and authorizing the officers of ECI to execute this Agreement and to take all other steps required to carry out the terms hereof;
         (5) Assignment of customer contracts, rights, lists, records, billing and other information, including the items as shown on
                  Schedule 2.1(1), together with all related information, including but not limited to any and all customer invoice registers, billing cycle data and billing tapes.
         (6) Assignment of all sales agent rights, lists, records, payments and other information, including the items as shown on
                  Schedule 2.1(2);
         (7) Bill of Sale of ECI's fixed assets warranting good title and conveying to Span all of the items being sold hereunder, including the items listed and summarized on Schedule 2.1(3);
         (8) Bill of Sale of ECI's inventory, including the items as shown on Schedule 2.1(4);
         (9) Assignment of ownership of all trademarks, tradenames, corporate names, patents, licenses, goodwill, and any other intangible assets, including leases and contracts, not herein excluded; including the items described on Schedule 2.1(5); and
         (10) Any and all other instruments and documents that may be reasonably necessary to effectuate the obligations of Maier and ECI hereunder.

         9.4 Conduct of Business. The business of ECI shall have been conducted in the usual and customary manner, and there shall have been no material casualty or material adverse change in the business or financial condition of ECI from the date hereof through the Closing Date.

         9.5 Consents and Approvals. All approvals, permits, orders, consents, or other authorizations (whether corporate, shareholder, regulatory or otherwise) with respect to ECI which, in the reasonable opinion of counsel for Span, are necessary to the consummation of the transactions contemplated hereby shall have been obtained, and no governmental agency or department or judicial authority shall have issued any order, writ, injunction or decree prohibiting the consummation of the transactions contemplated hereby. Approvals of all applicable regulatory agencies shall have been obtained without the imposition of any condition or requirements that, in the reasonable judgment of Span, renders the consummation of this transaction unduly burdensome. For Span, in its reasonable judgment to consider any condition or requirement unduly burdensome, the elements of any such condition or requirement must constitute an action, condition or requirement that would cause the consummation of this transaction to be commercially unreasonable within normal business conditions.

         9.6 Certificate. Span shall have been furnished with such certificates of officers of ECI and/or such certificates of Maier, in form and substance reasonably satisfactory to Span, dated as of the Closing Date, certifying to such matters as Span may reasonably request, including but not limited to the fulfillment of the conditions specified in this Section 9.

         9.7 Opinion of Counsel. ECI shall have furnished Span with an opinion of its counsel, dated as of the Closing Date, and in form and substance reasonably satisfactory to Span and its counsel, to the effect that: (i) ECI is duly incorporated, validly existing and in good standing under the laws of the State of New York ; (ii)

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



the consummation of the transactions contemplated by this Agreement will not (A) violate any provision of ECI's Certificate of Incorporation or Bylaws as certified to such counsel, (B) violate any provision of, result in the termination of, or result in the acceleration of any obligation under, any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment or decree known or disclosed to counsel to which ECI is a party, or by which it is bound; (iii) ECI has appropriate corporate power and authority to enter into this Agreement, and the Agreement has been duly authorized, executed and delivered by ECI and constitutes a valid and legally binding obligation of ECI enforceable against ECI in accordance with its terms;
(iv) This Agreement constitutes a valid and legally binding obligation of Maier enforceable against Maier in accordance with its terms; (v) the bills of sale and assignments delivered by ECI to Span at closing are sufficient in form to vest in Span legal and beneficial title to the Assets (except no opinion with respect to title will be given); (vi) to the knowledge of such counsel, after due inquiry, no suit or proceeding is pending or threatened against ECI except as may be disclosed in the Agreement. For purposes of the opinion, the term Agreement shall include this Agreement and all agreements attached hereto as exhibits. The opinion may contain exceptions consistent with all disclosures by ECI and Maier, as well as usual and customary qualifications and exceptions.

         9.8 Due Diligence. Span shall have completed a due diligence investigation of ECI, the results of which shall be reasonably satisfactory to Span. Should Span's due diligence investigation result in Span's desire to terminate this Agreement, the due diligence report shall be disclosed to ECI, and ECI shall have five business days in which to cure any adverse conditions of the report or ECI shall have the right to terminate this Agreement without penalty.

         9.9 Approval of Span's Board of Directors. ECI and its counsel shall have been furnished a certified copy of a resolution of the Board of Directors of Span authorizing and approving the transaction contemplated herein and further authorizing its appropriate officers to take such steps as they may deem necessary or desirable to consummate such transaction in accordance with the terms and conditions of this Agreement.

         9.10 Compliance with New York Sales Tax and Bulk Transfer Laws. ECI and Span shall have jointly complied with the New York Bulk Transfer Act and Section 1141(c) of the New York Tax Law to the reasonable satisfaction of Span's counsel.


          SECTION 10. CONDITIONS PRECEDENT TO CLOSING BY MAIER AND ECI

         Unless waived by ECI, the obligations of ECI and Maier under the Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions:

         10.1 Representations and Warranties True at Closing. The several warranties and representations of Span contained herein shall be construed to be continuous and continuing from the date of this Agreement to the Closing Date, and shall be true at the time of Closing as though such representations and warranties were made at and as of such time, and shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any of such parties.

         10.2 Performance. Span shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Span prior to or at Closing.

         10.3 Delivery of Documents. Span shall have delivered to ECI and Maier all documents and other information required to be provided to ECI and Maier on or before Closing as set forth herein. The following additional documents shall be delivered to ECI and Maier on or before Closing:
         (1) The Purchase Price payable to ECI at Closing pursuant to the terms of Section 3.2 hereof;

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



         (2) Certified copies of actions of the directors of Span approving this Agreement and all documents to be executed and delivered in accordance herewith and authorizing the officers of Span to execute this Agreement and to take all other steps required to carry out the terms hereof;
         (3) A Certificate of Good Standing from the State of South Carolina with respect to Span;
         (4)      The Employment Agreements;
         (5) A certificate signed by an authorized officer of Span stating that all the warranties and representations made by them herein remain true and correct on the Closing Date and that all covenants and agreements required herein to have been performed by Span by Closing have been performed; and
         (6) Any and all other instruments and documents that may be reasonably necessary to effectuate the obligations of Span hereunder.

         10.4 Conduct of Business. The business of Span shall have been conducted in the usual and customary manner, and there shall have been no material casualty or material adverse change in the business or financial condition of Span from the date hereof through the Closing Date.

         10.5 Certificate. ECI and Maier shall have been furnished with such certificates of officers of Span, in form and substance reasonably satisfactory to ECI, dated as of the Closing Date, certifying to such matters as ECI may reasonably request, including but not limited to the fulfillment of the conditions specified in this Section 10.

         10.6 Opinion of Counsel. Span shall have furnished Maier and ECI with an opinion of its counsel, dated as of the Closing Date, and in form and substance reasonably satisfactory to Maier and ECI and their counsel, to the effect that: (i) Span is duly organized, validly existing and in good standing under the laws of the State of South Carolina; (ii) the consummation of the transactions contemplated by this Agreement will not (A) violate any provision of Span's Articles of Incorporation or Bylaws as certified to such counsel, (B) violate any provision of, result in the termination of, or result in the acceleration of any obligation under, any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment or decree known to counsel to which Span is a party, or by which it is bound, except as such would not, in the aggregate, have a material adverse effect on the business or financial condition of Span, or (C) violate or conflict with any other restriction of any kind or character of which such counsel has knowledge and to which Span is subject; (iii) Span has the legal right and power and all authorizations and approvals required by law to enter into this Agreement, and to consummate the transactions contemplated herein; (iv) Span has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by Span and constitutes a valid and legally binding obligation of Span enforceable against Span in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws now or hereafter in effect relating to creditors' rights or debtors' obligations generally; (v) to the best knowledge of such counsel, no material suit or proceeding is pending or threatened against Span or other parties which would have a material adverse effect on Span's business or properties or its abilities to make the representations and warranties and perform the obligations set forth herein or any adverse effect on the future of ECI's products. For purposes of the opinion, the term Agreement shall include this Agreement and all agreements attached hereto as exhibits. The opinion may contain exceptions consistent with all disclosures by Span, as well as usual and customary qualifications and exceptions.



                            SECTION 11. MISCELLANEOUS

         11.1 Amendment. This Agreement contains the entire agreement between the parties hereto and shall

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be amended only by an  instrument  in writing  signed by all the parties  hereto and/or duly authorized officers and agents.

         11.2 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors and assigns, provided that none of the parties hereto shall assign any of his or its rights or privileges hereunder prior to the consummation of the transaction contemplated hereby without the written consent of the other parties. No assignment of rights under this Agreement will be binding unless agreed to in writing by each of the parties.

         11.3 Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of South Carolina.

         11.4 Notices. All notices hereunder shall be sent by depositing the same in the United States mail in a sealed envelope, by certified or registered mail, return receipt requested with postage prepaid, marked confidential and addressed to the ECI, Maier and Span at the following addresses, or at such other address as shall be furnished in writing:

As to ECI/Maier:                    Embracing Concepts, Inc.
                                    40 Humboldt Street
                                    Rochester, New York 14609
                                    (716) 654-9090 (tel) (716) 654-6108 (fax)
                                    Attn: Edmund K. Maier

With a Copy to:                     Jaeckle, Fleischmann & Mugel
                                    Ellwanger & Barry Building
                                    39 State Street
                                    Rochester, New York 14614-1310
                                    Attn: Ronald S. Kareken
                                    (716) 262-3640 (tel) (716) 262-4133 (fax)

As to Span                          Span-America Medical Systems, Inc.
                                    Post Office Box 5231
                                    Greenville, South Carolina 29606
                                    Attention:  Charles B. Mitchell
                                    (864) 288-8877 (tel) (864) 288-8692 (fax)

 With a Copy to:                    Wyche, Burgess, Freeman & Parham, P.A.
                                    Post Office Box 728
                                    Greenville, South Carolina 29602
                                    Attention: James M. Shoemaker, Jr.
                                    (864) 242-8210 (tel)  (864) 235-8900 (fax)

         11.5 Headings. The headings of the sections of this Agreement are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

         11.6 Severability. Each portion of this Agreement is severable, and if one portion shall prove to be invalid, unenforceable or violative of any statute, regulation, ordinance or other law, the remainder of the Agreement shall remain in full force and effect. If this Agreement is deemed ineffective against one or more of the Stockholders, the obligations of the other parties hereto shall not be affected in any respect.

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         11.7  Counterparts.  This  Agreement  may be  signed  in  one  or  more counterparts, all of which shall be construed to be an original.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.


                                          SPAN-AMERICA MEDICAL SYSTEMS, INC.


\s\ Richard C. Coggins                          \s\ Charles B. Mitchell
Richard C. Coggins, Secretary             Charles B. Mitchell, President and CEO







                                          EMBRACING CONCEPTS, INC.




 \s\ Carolyn Maier                                \s\ Edmund K. Maier
Carolyn Maier, Secretary                       Edmund K. Maier, President



                                                   \s\ Edmund K. Maier
                                              Edmund K. Maier, Individually

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